Electronic Articles of Incorporation

For

LYKUID, INC.

P17000084623

FILED

October 19, 2017

Sec. Of State

cewilson

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

LYKUID, INC.

Article II

The principal place of business address:

1688 MERIDIAN AVE SUITE 700

MIAMI BEACH, FL. US 33139

The mailing address of the corporation is:

1688 MERIDIAN AVE SUITE 700

MIAMI BEACH, FL. US 33139

Article III

The purpose for which this corporation is organized is:

ARTIFICIAL INTELLIGENCE SOFTWARE FOR ONLINE FIRMS

Article IV

The number of shares the corporation is authorized to issue is:

100000000

Article V

The name and Florida street address of the registered agent is:

DENISE BARTON

225 E. ROBINSON STREET

SUITE 570

ORLANDO, FL.   32801

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:   DENISE BARTON

Article VI

The name and address of the incorporator is:

JOHN RIEDEL

1688 MERIDIAN AVE

SUITE 700 FLOOR

MIAMI BEACH FL, 33139

P17000084623

FILED

October 19, 2017

Sec. Of State

cewilson

Electronic Signature of Incorporator:   JOHN RIEDEL

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true. I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S. I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title:   PVST JOHN RIEDEL

1688 MERIDIAN AVE SUITE 700

MIAMI BEACH, FL.   33139 US

Title:   D

JOHN RIEDEL

1688 MERIDIAN AVE SUITE 700

MIAMI BEACH, FL.   33139 US

Title:   D

DAVID MAUST

16962 SAGA DR.

YORBA LINDA, CA.   92886 US

Title:   D

DAVID RICHARDSON

67 LAFAYETTE ST NORWICH, CT. 06360 US

Article VIII

The effective date for this corporation shall be:

10/12/2017